Fees Summary	Jan. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 527,000.00
Previously Paid Amount	0.00
Total Fee Amount	72.78
Total Offset Amount	0.00
Net Fee	$ 72.78
Final Prospectus	false